ADVANCED SERIES TRUST

AST American Funds Growth Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST Franklin 85/15 Diversified Allocation Portfolio

AST MFS Growth Allocation Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Supplement dated October 3, 2022

to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectuses of the Portfolios (as defined below) discussed in this supplement, and the Prospectus and Statement of Additional Information for the Advanced Series Trust (the Trust and the series thereof, the Portfolios), and this supplement should be retained for future reference. The Portfolios referenced herein may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust, on behalf of each Target Portfolio (as provided below), recently approved the reorganizations (each, a Reorganization) of each Target Portfolio into a corresponding Acquiring Portfolio (as provided below), each of which is also a series of the Trust, as outlined below:

Target Portfolio	Acquiring Portfolio

AST MFS Growth Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST BlackRock 80/20 Target Allocation ETF Portfolio	AST Capital Growth Asset Allocation Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Balanced Asset Allocation Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST Franklin 85/15 Diversified Allocation Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST American Funds Growth Allocation Portfolio	AST Prudential Growth Allocation Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST Wellington Management Hedged Equity Portfolio	AST Prudential Growth Allocation Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST Prudential Flexible Multi-Strategy Portfolio	PSF PGIM Flexible Managed Portfolio
of Advanced Series Trust	of The Prudential Series Fund

AST T. Rowe Price Diversified Real Growth Portfolio	PSF PGIM Flexible Managed Portfolio
of Advanced Series Trust	of The Prudential Series Fund

AST Western Asset Emerging Markets Debt Portfolio	AST Global Bond Portfolio
of Advanced Series Trust	of Advanced Series Trust

Each Reorganization is subject to approval by the shareholders of the relevant Target Portfolio. In addition, contract owners will be allowed one free transfer out of a Target Portfolio during the period within 60 days of the effective date of a Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization). Additional information will be included in a Proxy Statement/Prospectus relating to the applicable Reorganization, each of which is anticipated to be mailed to Target Portfolio shareholders in the fourth quarter of 2022. A special meeting of each of the Target Portfolio's shareholders will be held in the first quarter of 2023 to solicit shareholder approval of the applicable Reorganization.

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If approved by the applicable Target Portfolio's shareholders, pursuant to each Reorganization, the assets and liabilities of each Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the Reorganizations. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the Reorganizations would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to such Reorganization. The Target Portfolios and the Acquiring Portfolios anticipate obtaining an opinion of counsel to the effect that the Reorganizations will not result in any adverse federal income tax consequences to either the Target Portfolios or the Acquiring Portfolios, or their respective shareholders.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganizations will be completed in, or around, the first quarter of 2023, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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